UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Agreement.

On October 1, 2010, the Company entered into a Securities Purchase Agreement with Ambrose & Keith Fund, Inc., based in Boca Raton, Florida, for the purchase of $30,000,000 in common stock of the Company over a 24 month period in periodic draws of not less than $10,000 and not more than $500,000, based on a price per share equal to 85 percent of the 5 day lowest daily volume weighted price of the stock on the OTC Bulletin. The initial draw on this equity line of credit is conditioned on the Company filing an S-1 registration statement with the SEC, and that registration statement being declared effective.  The Company expects to file the registration statement within 2 weeks.  The Company also entered into a Registration Rights Agreement dated October 1, 2010 with Ambrose & Keith, under which the Company agreed to register the common stock of the Company to be purchased by Ambrose & Keith under the Securities Purchase Agreement and to maintain the effectiveness of that Registration Statement through the entire 2 year commitment period of the Securities Purchase Agreement.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 22, 2010, Registrant completed the acquisition of R.L.P. Mechanical Contractors, Inc. (“RLP”) from Healthcare of Today, Inc.  Healthcare of Today, Inc. is the majority shareholder of Registrant. As a result of the acquisition, RLP has become a wholly-owned subsidiary of Élan Energy, Inc., Registrant’s wholly-owned subsidiary which acts as integrator and administrative and operating manager of RLP and the other planned commercial HVAC company acquisitions. Registrant expects to be able to reduce overall operating and administrative costs by centralizing purchasing, distribution, administrative, finance and other administrative functions for all of its HVAC operating companies.

Registrant has issued 56,000,000 shares of its common stock to Healthcare of Today, Inc. for all of the issued and outstanding shares of RLP, which Healthcare of Today, Inc. earlier acquired in a transaction valued at $5,000,000.

Item 2.02 Results of Operations and Financial Condition.

(a)  On October 22, 2010, Registrant issued a press release announcing the closing of the acquisition of RLP and that, as a result, Élan Energy would have gross revenues of more than $5 million in 2010.  A copy of the press release is attached as Exhibit 99.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K. Unaudited financial statements of R.L.P Mechanical Contractors, Inc. for the periods ended December 31, 2008 and 2009 and the nine month period ended September 30, 2010 are set forth below:

R.L.P. Mechanical Contractors, Inc.
Balance Sheet (unaudited)

	Nine Months Ended	December 31,
	2010	2009	2008	2007
Assets
Current Assets
Cash and cash equivalents	$102,641	$70,525	-	$-
Contracts Receivable	870,232	1,505,866	913,268	2,975,636
Deposits	620	-	-	1,185
Costs and estimated earnings in excess of billing	-	7,723	344,279	25,060
Total Current Assets	973,493	1,584,114	1,257,547	3,001,881

Property and Equipment
Software	22,509	18,053	16,953	13,713
Buildings	263,551	262,029	95,573	95,573
Equipment	158,455	141,756	128,122	121,378
Furniture	14,908	10,687	8,845	8,845
Office Equipment	83,560	79,708	77,039	73,335
Vehicles	494,988	371,821	371,821	371,821
Accumulated depreciation	(606,083	(569,942	(513,021	(454,817
Land	10,000	10,000	10,000	10,000
Total Property and Equipment	441,888	324,112	195,332	239,848

Total Assets	$1,415,381	$1,908,226	$1,452,879	$3,241,729

Liabilities and Stockholders' Equity

Current Liabilities
Bank over draft	$-	$-	$40,418	$845
Line of Credit	14,000	250,000	24,006	-
Notes payable	17,284	-	15,236	265,371
Accounts payable	43,071	241,131	153,451	413,381
Sales tax payable	2,893	11,740	1,052	5,581
Franchise tax payable	-	7,479	12,108	12,351
Payroll liabilities	26,910	249	-	817
Billing in excess of costs and estimated earnings on contracts	-	723,846	337,151	1,980,319
Total Current Liabilities	109,488	1,234,445	583,422	2,716,494

Stockholders' Equity
Common stock - $1 par value, 1,000 shares authorized, issued, and outstanding	1,000	1,000	1,000	1,000
Retained earnings	1,304,893	672,781	868,457	524,235
Total Stockholders' Equity	1,305,893	673,781	869,457	525,235

Total Liabilities and Stockholders' Equity	$1,415,381	$1,908,226	$1,452,879	$3,241,729

R.L.P. Mechanical Contractors, Inc.
Statement of Operations (unaudited)

	Nine Months Ended September 30, 2010	December 31,
		2009	2008	2007

Revenues	$4,147,677	$5,743,370	$6,691,311	$5,786,862

Cost of sales	1,477,986	3,966,500	3,849,960	3,813,985

Gross profit	2,669,691	1,776,870	2,841,351	1,972,877

General & administrative	2,659,004	1,972,546	2,497,129	2,1036,687

Net Income (Loss)	$10,687	$(195,676)	$344,222	$(130,810)

R.L.P. Mechanical Contractors, Inc.
Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30, 2010	2009	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$10,687	$(195,676)	$344,222	$(130,810)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	18,556	56,921	58,560	55,682
Loss on disposal of assets	-	-	539	-
Changes in operating assets and liabilities:
(Increase) Decrease in contracts receivable	456,851	(592,598)	2,062,368	(1,695,197)
(Increase) Decrease in deposits	-	-	1,185	(1,185)
(Increase) Decrease in costs and estimated earnings in excess of billing	-	336,556	(319,219)	15,319
Increase (Decrease) in accounts payable	(198,059)	87,680	(259,930)	279,713
Increase (Decrease) in accrued expenses	(836)	6,308	(5,589)	2,702
Increase (Decrease) in billings in excess of cost and estimated earnings	-	386,695	(1,643,168)	1,529,585
Net Cash Used In Operating Activities	287,199	85,886	238,968	55,809

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property	(36,366)	(185,701)	(15,983)	(83,010)
Proceeds from sale of property	-	-	1,400	-

Net Cash Provided By Investing Activities	(36,366)	(185,701)	(14,583)	(83,010)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of note payable	-	250,000	-	287,621
Repayment of notes payable	(218,717)	(39,242)	(263,958)	(125,019)

Net Cash Provided By Financing Activities	(218,717)	210,758	(263,958)	162,602

Net Increase/(Decrease) in Cash	32,116	110,943	(39,573)	135,401

Cash - Beginning of Year/Period	70,525	(40,418)	(845)	(136,246)

Cash - End of Year/Period	$102,641	$70,525	$(40,418)	$(845)

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Year/Period for:
Interest	$-	$298	$8,332	$13,058

(b)	Pro Forma financial information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(c)	Not applicable

      (d)  Exhibits.

Exhibit No.	Description

99	Press release dated October 22, 2010

10.1	Securities Purchase Agreement between Ambrose & Keith Fund, LLC and Alternative Energy Partners, Inc. dated October 1, 2010.

10.2	Registration Rights Agreement dated October 1, 2010 between Ambrose & Keith Fund, LLC and Alternative Energy Partners, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: November 1, 2010	By:	/s/ Gary Reed
Gary Reed
Chief Executive Officer